EXHIBIT 99.1

FOR IMMEDIATE RELEASE

First Financial Bank to Strategically Expand Presence in Chicago with the Complementary Acquisition of BankFinancial

CINCINNATI, OH – August 11, 2025

•First Financial Bancorp (“First Financial”) has agreed to acquire Chicago-based BankFinancial Corporation (“BankFinancial”).
•The acquisition strategically expands First Financial's presence in the robust Chicago market with a strong core deposit franchise.
•Complementary to Illinois and Northwest Indiana branch locations, adding 18 retail locations and augmenting its existing commercial banking presence with additional capabilities. Total pro forma deposits will be $2.2 billion.
•All BankFinancial bank employees will become First Financial Bank associates upon closing.

First Financial (Nasdaq: FFBC) and BankFinancial (Nasdaq: BFIN) jointly announced today that they have entered into an agreement by which First Financial will acquire Chicago-based BankFinancial in an all-stock transaction, strategically expanding First Financial’s presence in the economically robust Chicagoland market with a strong core deposit franchise including 18 financial centers. The acquisition also builds on First Financial’s existing commercial banking presence in the Chicagoland market.

"We are excited to add consumer banking and lending solutions to the existing lineup of commercial services offered to Chicago businesses,” said Archie Brown, president and chief executive officer of First Financial. “The addition of BankFinancial’s retail financial centers enables us to continue our Midwest growth strategy and provides Chicago clients a broader range of banking and specialty solutions to help them meet their financial goals. This partnership is truly complementary to our existing Chicago presence and provides capacity for incremental growth in the market.”

Upon completion of the transaction, BankFinancial’s consumer, trust/wealth management and selected commercial credit lines of business will be incorporated into First Financial’s respective business lines, and all BankFinancial bank employees will become First Financial associates.

“First Financial is the ideal choice to help us continue our legacy of delivering exceptional financial solutions, while maintaining a strong commitment to customer care and service to our communities,” said Morgan Gasior, chairman, president and chief executive officer of BankFinancial. “We look forward to being part of First Financial’s continued success as we expand the scope of our financial services to our customers and communities.”

Through this addition, First Financial continues its recent period of growth, including the announced agreement to acquire Westfield Bank in Northeast Ohio, and its commercial banking expansion into Chicago, Cleveland and Grand Rapids. First Financial’s Midwestern base includes Chicago, IL; Cincinnati, Dayton, Cleveland and Columbus, OH; Indianapolis, IN; and Louisville, KY. First Financial is also growing from an existing Chicagoland footprint that includes its commercial loan production office in Fulton Market; the Agile Premium Finance division in Lincolnshire, IL; and Bannockburn Capital Markets in downtown Chicago. Additionally in the area, First Financial offers retail and business banking solutions in Northwest Indiana and Northeast Illinois, as close as Kankakee.

Transaction Terms
Under the terms of the agreement, each outstanding share of BankFinancial common stock will be converted into the right to receive 0.48 of a share of First Financial common stock, valuing the transaction at approximately $142 million, based on First Financial’s closing stock price on August 8, 2025. The transaction is expected to be accretive to First Financial’s earnings per share and First Financial’s tangible book value per share at closing is estimated to be approximately unchanged. The merger agreement has been unanimously approved by the boards of directors of First Financial and BankFinancial.

The transaction is expected to close in the fourth quarter of 2025, subject to satisfaction of customary closing conditions, regulatory approvals and approval of BankFinancial shareholders.

Transaction Advisors
Morgan Stanley & Co. LLC is serving as financial advisor to First Financial. Keefe, Bruyette & Woods, A Stifel Company, is serving as financial advisor to BankFinancial. Squire Patton Boggs, (US) LLP is serving as legal counsel to First Financial. Kirkland & Ellis LLP and Luse Gorman, PC are serving as legal counsel to BankFinancial.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of June 30, 2025, the Company had $18.6 billion in assets, $11.8 billion in loans, $14.4 billion in deposits and $2.6 billion in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services to businesses and consumers across its key lines of business, including Commercial Banking, Consumer Banking, Consumer Lending, Commercial Finance, and Wealth Management. Wealth Management services are provided by the Company's Yellow Cardinal Advisory Group division, offering wealth planning, portfolio management, trust and estate planning, brokerage services, investment banking, and retirement plan services and had approximately $5.5 billion in assets under management or care as of June 30, 2025. The Company operated 128 full-service banking centers as of June 30, 2025, located in Ohio, Indiana, Kentucky and Illinois, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. In 2025, First Financial Bank received its second consecutive Outstanding rating from the Federal Reserve for its performance under the Community Reinvestment Act and was recognized as a Gallup Exceptional Workplace Award winner, one of only 70 Gallup clients worldwide to receive this designation. Additional information about the Company, including its products, services and banking locations, is available at www.bankatfirst.com.

About BankFinancial
With over 100 years of expertise in commercial lending, BankFinancial, NA is a trusted partner for businesses, individuals, and families seeking flexible and competitive financial solutions. As a direct lender, BankFinancial combines industry-leading products with a customer-focused approach to empower businesses across the greater Chicago area and beyond. Through 18 full-service banking offices located in Cook, DuPage, Lake, and Will Counties in Illinois, the bank delivers comprehensive financial services while also serving select commercial loan, lease, and deposit customers regionally and nationwide. BankFinancial, NA operates as a subsidiary of BankFinancial Corporation, whose common stock is traded on the Nasdaq Global Select Market under the symbol BFIN. For more information, visit www.bankfinancial.com.

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Media Contacts:
Timothy Condron, Corporate Communications Director
Email: media@bankatfirst.com
Phone: 513-979-5796

Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of First Financial and BankFinancial, respectively, with respect to the proposed transaction, the strategic benefits and financial benefits of the proposed transaction, including the expected impact of the proposed transactions on the combined company’s future financial performance (including anticipated accretion to earnings per share, the tangible book value earn-back period and other operating and return metrics), the timing of the closing of the proposed transaction, and the ability to successfully integrate the combined businesses. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of First Financial or BankFinancial or their respective management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions include, among others, the following:

•the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement;
•the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction) and the possibility that the proposed transaction does not close when expected or at all because required regulatory approvals, the approval by BankFinancial’s shareholders, or other approvals and the other conditions to closing are not received or satisfied on a timely basis or at all;
•the outcome of any legal proceedings that may be instituted against First Financial or BankFinancial;
•the possibility that the anticipated benefits of the proposed transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which First Financial and BankFinancial operate;
•the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected;
•the impact of purchase accounting with respect to the proposed transaction, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine their fair value and credit marks;
•the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events;
•the diversion of management’s attention from ongoing business operations and opportunities;
•potential adverse reactions of First Financial’s or BankFinancial’s customers or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction;
•a material adverse change in the financial condition of First Financial or BankFinancial;
•changes in First Financial’s share price before closing;
•risks relating to the potential dilutive effect of shares of First Financial’s common stock to be issued in the proposed transaction;
•general competitive, economic, political and market conditions;

•major catastrophes such as earthquakes, floods or other natural or human disasters, including infectious disease outbreaks; and
•other factors that may affect future results of First Financial or BankFinancial, including, among others, changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates; deposit flows; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board, the Office of the Comptroller of the Currency and legislative and regulatory actions and reforms.

These factors are not necessarily all of the factors that could cause First Financial, BankFinancial, or the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm First Financial’s, BankFinancial’s, or the combined company’s results.

Although each of First Financial and BankFinancial believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results of First Financial or BankFinancial will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in each of First Financial’s and BankFinancial’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2024, quarterly reports on Form 10-Q, and other documents subsequently filed by First Financial and BankFinancial with the Securities Exchange Commission (“SEC”). The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on First Financial, BankFinancial or each of their respective businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. First Financial and BankFinancial urge you to consider all of these risks, uncertainties and other factors carefully in evaluating all such forward-looking statements made by First Financial and BankFinancial. Forward-looking statements speak only as of the date they are made, and First Financial and BankFinancial undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

No Offer or Solicitation
This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote or approval with respect to the proposed transaction between First Financial and BankFinancial. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Important Additional Information about the Transaction and Where to Find It
In connection with the proposed transaction, First Financial intends to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) to register the shares of First Financial capital stock to be issued in connection with the proposed transaction. The Registration Statement will include a proxy statement of BankFinancial and a prospectus of First Financial (the “Proxy Statement/Prospectus”), and First Financial and BankFinancial may file with the SEC other relevant documents concerning the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FIRST FINANCIAL, BANKFINANCIAL AND THE PROPOSED TRANSACTION AND RELATED MATTERS.

A copy of the Registration Statement, Proxy Statement/Prospectus, as well as other filings containing information about First Financial and BankFinancial, may be obtained, free of charge, at the SEC’s website (www.sec.gov) when they are filed. Copies of documents filed with the SEC by First Financial will be made available free of charge in the "Investor Relations" section of First Financial's website, https://www.bankatfirst.com/about/investor-relations.html. Copies of documents filed with the SEC by BankFinancial will be made available free of charge in the "Investor Relations" section of BankFinancial's website, https://www.bankfinancial.com/investor-relations. The information on First Financial’s and BankFinancial’s websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.